                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 3, 2003

                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

              OHIO                       1-2299                34-0117420
              ----                       ------                ----------
(State or Other Jurisdiction of     (Commission File        (I.R.S. Employer
 Incorporation or Organization)          Number)           Identification No.)

                    One Applied Plaza, Cleveland, Ohio 44115
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (216) 426-4000.

ITEM 7. EXHIBITS

     Exhibit 99 - Press release of Applied Industrial Technologies, Inc. dated July 3, 2003.


ITEM 9. REGULATION FD DISCLOSURE

     The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Conditions".

     Attached to this filing as Exhibit 99 and incorporated by reference herein is the text of registrant's press release dated July 3, 2003 regarding fourth quarter earnings.


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                                      (Registrant)


                                      By: /s/ Fred D. Bauer
                                          --------------------------------------
                                              Fred D. Bauer
                                              Vice President-General Counsel
                                                      & Secretary

Date: July 3, 2003

                                  EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------


   99           Press release of Applied Industrial Technologies, Inc. dated
                July 3, 2003.